SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  APRIL 4, 2004


                              KANSAS CITY SOUTHERN
               ---------------------------------------------------
               (Exact name of company as specified in its charter)


         DELAWARE                       1-4717                 44-0663509
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission file number)       (IRS Employer
     of incorporation)                                    Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                ------------------------------------------------
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)


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ITEM 5. OTHER EVENTS

Claimants Kansas City Southern ("KCS") and Kara Sub Inc. and Respondents Grupo TMM, S.A., TMM Holdings, S.A. de C.V. and TMM Multimodal, S.A. de C.V. have entered into a Stipulation in connection with the arbitration currently pending before the AAA International Centre for Dispute Resolution. See the Stipulation attached hereto as Exhibit 99.1 for further information.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     EXHIBIT NO.    DOCUMENT

     (99)           Additional Exhibits

     99.1 Stipulation, dated April 4, 2004, between Claimants Kansas City Southern and Kara Sub Inc. and Respondents Grupo TMM, S.A., TMM Holdings, S.A. de C.V. and TMM Multimodal, S.A. de C.V., attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Kansas City Southern


Date: April 6, 2004                         By: /s/ Mark W. Osterberg
                                                --------------------------------
                                                Mark W. Osterberg
                                                Vice President and Comptroller
                                                (Principal Accounting Officer)